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                                                                   EXHIBIT 10.21

                              CAMBREX CORPORATION

                           ANNUAL REPORT ON FORM 10-K

                          REVISED SCHEDULE OF PARTIES

                NAME                             TITLE                       DATE OF AGREEMENT
        --------------------  -------------------------------------------    -----------------
        James A. Mack         President and Chief                                 02/01/90
                              Executive Officer
        Peter Tracey          Executive Vice President                            11/05/90
                              and Chief Financial Officer
        Claes Glassell        Vice President, Managing Director                   10/12/94
                              of Cambrex Limited
        Steven M. Klosk       Executive Vice President of Administration          10/21/92
        Peter E. Thauer       Vice President, General                             08/28/89
                              Counsel and Secretary
        Salvatore J.          Vice President of                                   12/14/95
          Guccione            Corporate Development
